                                                                 EXHIBIT 10.1(a)


                           INDEMNIFICATION AGREEMENT
                           -------------------------


     THIS INDEMNIFICATION AGREEMENT, dated as of November 7, 1996 ("this Agreement"), is by and among Motors and Gears Holdings, Inc., a Delaware
---------
corporation, Motors and Gears, Inc., a Delaware corporation, Motors and Gears Industries, Inc., a Delaware corporation, The New Imperial Electric Company, a Delaware corporation, New Gear Research, Inc., a Delaware corporation, and The New Scott Motors Company, a Delaware corporation (all collectively referred to as the "Indemnitors") and Thomas H. Quinn ("Indemnitee").
        -----------                         ----------

                                   WITNESSETH

     WHEREAS, highly competent persons are becoming more reluctant to serve publicly-held corporations as directors, executive officers, or in other capacities unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

     WHEREAS, the current difficulties or virtual impossibility of obtaining adequate insurance and uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons; and

     WHEREAS, the Boards of Directors of the Indemnitors have determined that the inability to attract and retain such persons is detrimental to the best interests of the Indemnitors's stockholders and that the Indemnitors should act to assure such persons that there will be increased certainty of such protection in the future; and

     WHEREAS, it is reasonable, prudent and necessary for the Indemnitors contractually to obligate themselves to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Indemnitors free from undue concern that they will not be so indemnified; and

     WHEREAS, the Certificate of Incorporation (the "Certificate") and the
                                                     -----------
Bylaws (the "Bylaws") of each of the Indemnitors provide for the indemnification
             ------
of the directors, officers, agents and employees of the Indemnitors to the full extent permitted by the General Corporation Law of the State of Delaware (the "Act"). The Certificate, the Bylaws and the Act specifically provide that they
----
are not exclusive, and thereby contemplate that contracts may be entered into between the Indemnitors and the members of their Boards of Directors and their executive officers with respect to indemnification of such directors and their executive officers; and

     WHEREAS, this Agreement is being entered into as part of Indemnitee's total compensation for serving as a director and/or an executive officer, as the case may be;

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Indemnitors jointly and severally on the one hand and Indemnitee on the other do hereby covenant and agree as follows:

     SECTION 1.  Service by Indemnitee.
                 ---------------------

     Indemnitee agrees to serve as director of the Indemnitors and/or executive officer of the Indemnitors if so designated by the Indemnitors and appointed by the respective Boards of Directors, and agrees to the indemnification provisions provided for herein. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Indemnitors shall have no obligation under this Agreement to continue Indemnitee in any such position.

     SECTION 2.  Indemnification.
                 ---------------

     The Indemnitors shall indemnify Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof, notwithstanding that such indemnification is not specifically authorized by this Agreement, the Certificate, the Bylaws, the Act or otherwise. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule regarding the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes, to the extent that they would expand Indemnitee's rights hereunder, shall be within the scope of Indemnitee's rights and the Indemnitors's obligations hereunder, and, to the extent that they would narrow Indemnitee's rights hereunder, shall be excluded from this Agreement; provided, however, that any change that is required by applicable laws, statutes
--------  -------
or rules to be applied to this Agreement shall be so applied regardless of whether the effect of such change is to narrow Indemnitee's rights hereunder. Without diminishing the scope of the indemnification provided by this Section 2, the rights of indemnification of Indemnitee provided hereunder shall include indemnification in respect of Motors and Gears, Inc.'s proposed $170,000,000 Series A Senior Note exchange offer pursuant to that certain Offering Memorandum, dated November 1, 1996, and shall not be limited to those rights set forth hereinafter, except to the extent expressly prohibited by applicable law.

     SECTION 3.  Action or Proceeding Other Than an Action by or in the Right of
                 ---------------------------------------------------------------
                 the Indemnitors.
                 ---------------

     Indemnitee shall be entitled to the indemnification rights provided in this
Section 3 if he is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Indemnitors, by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Indemnitors or is or was serving at the request of the Indemnitors as a director, officer, employee, agent, partner, trustee or fiduciary of any other entity, or by reason of anything done or not done by him in any such capacity. Pursuant to this Section 3, Indemnitee shall be indemnified against reasonable costs and expenses (including, but not limited to, counsel fees, costs, judgments, penalties, fines, ERISA excise taxes, and amounts paid in settlement) (collectively, "Damages") actually and reasonably incurred by him in connection with such
--------
action, suit or proceeding (including, but not limited to, the investigation, defense or appeal thereof), if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Indemnitors's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Indemnitors's best interests, and with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (i) negligence or misconduct in the performance of his duty to any of the Indemnitors unless and only to the extent that the court in which such action or suit was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper or (ii) the indemnification does not relate to any liability arising under Section 16(b) of the Securities Exchange Act of 1934, as amended, or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Indemnitors shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Indemnitors for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Indemnitors.

     SECTION 4.  Actions by or in the Right of the Indemnitors.
                 ---------------------------------------------

     Indemnitee shall be entitled to the indemnification rights provided in this
Section 4 if he is or was made a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative brought by or in the right of the Indemnitors to procure a judgment in their favor by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Indemnitors or is or was serving at the request of the Indemnitors as a director, officer, employee, agent, partner, trustee or fiduciary of any other entity by reason of anything done or not done by him in any such capacity. Pursuant to this Section 4, Indemnitee shall be indemnified against Damages (as defined in Section 3 of Agreement) actually and reasonably incurred by him in connection with such action or suit (including, but not limited to the investigation, defense, settlement or appeal thereof) if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Indemnitors's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Indemnitors's best interests, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (i) negligence or misconduct in the performance of his duty to any of the Indemnitors unless and only to the extent that the court in which such action or suit was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper or (ii) the indemnification does not relate to any liability arising under Section 16(b) of the Securities Exchange Act of 1934, as amended, or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Indemnitors shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Indemnitors for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Indemnitors.

     SECTION 5.  Indemnification for Costs, Charges and Expenses of Successful
                 -------------------------------------------------------------
                 Party.
                 -----

     Notwithstanding the other provisions of this Agreement, to the extent that Indemnitee has served as a witness on behalf of the Indemnitors or has been successful, on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Section 3 and Section 4 hereof, or in defense of any claim, issue or matter therein, shall be indemnified against all reasonable costs, charges, and expenses (including counsel fees) actually and reasonably incurred by him or on his behalf in connection therewith.

     SECTION 6.   Partial Indemnification
                  -----------------------

                                    RIDER A


     If Agent is only partially successful in the defense, investigation, settlement or appeal of any action, suit, investigation or proceeding described in this Agreement, the Trust shall nevertheless indemnify Agent, as a matter of right, to the extent Agent has been partially successful.


                                    RIDER B


Agent's entitlement to such expense advance shall include those incurred in connection with any proceeding by Agent seeking an adjudication pursuant to this Agreement. In the event that a claim for an exapense advance is made hereunder and is not paid in full within 20 days after written notice of such claim is delivered to the Board of Trustees, Agent may, but need not, at any time thereafter bring suit against the Trust to recover the unpaid amount of the claim.


                                    RIDER C

     12. DURATION. This Agreement shall continue until and terminate upon the later of (a) 10 years after Agent has ceased to occupy any position or have any relationship with the Trust or (b) the final termination of all pending or threatened actions, suits, proceedings or investigations with respect to Agent. This Agreement shall be binding upon the Trust and its successors and assigns and shall inure to the benefit of Agent and his spouse, assigns, heirs, devisees, executors, administrators or other legal representatives.

     SECTION 7.  Determination of Entitlement to Indemnification.
                 -----------------------------------------------

     Upon written request by Indemnitee for indemnification pursuant to Section 3 or Section 4 hereof, the entitlement of Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Boards of Directors of the Indemnitors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined); or (b) if such a quorum is not obtainable or, even if obtainable, if the Board of Directors by the majority vote of Disinterested Directors so directs, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (c) by the stockholders, but shares owned by or voted under the control of directors, including the Indemnitee, who are at the time parties to the proceeding may not be voted on the determination. Such Independent Counsel shall be selected by the Board of Directors and approved by Indemnitee. Upon failure of the Board of Directors to so select such Independent Counsel or upon failure of Indemnitee to so approve, such Independent Counsel shall be selected by the Chancellor of the State of Delaware or such other person as the Chancellor shall designate to make such selection. Such determination of entitlement to indemnification shall be made no later than sixty (60) days after receipt by the Indemnitors of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Indemnitee. Any Damages incurred by Indemnitee in connection with his request for indemnification hereunder shall be borne by the Indemnitors. The Indemnitors hereby indemnify and agree to hold Indemnitee harmless therefrom irrespective of the outcome of the determination of Indemnitee's entitlement to indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

     SECTION 8.  Presumptions and Effect of Certain Proceedings.
                 ----------------------------------------------

     The Secretary of the Indemnitors shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing its Board of Directors and the Boards of Directors of the other Indemnitors or such other person or persons empowered to make the determination as provided in Section 7 that Indemnitee has made such request for indemnification. Indemnitee shall be presumed to be entitled to indemnification hereunder and the Indemnitors shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 60 days after receipt by the Indemnitors of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 3 or Section 4 hereof by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent,
                                            ---------------
shall not, of itself (a) create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Indemnitors, and, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

     SECTION 9.  Advancement of Expenses and Costs.
                 ---------------------------------

     All reasonable expenses and costs incurred by Indemnitee who is party to a proceeding (including counsel fees, retainers and advances of disbursements required of Indemnitee) (collectively, the "Expense Advance") shall be paid by
                                            ---------------
the Indemnitors in advance of the final disposition of such action, suit or proceeding at the request of Indemnitee within twenty (20) days after the receipt by the Indemnitors of a statement or statements from Indemnitee requesting such advance or advances from time to time. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith. The Indemnitors's obligation to provide an Expense Advance is subject to the following conditions: (i) if the proceeding arose in connection with Indemnitee's service as a director and/or executive officer of the Indemnitors (and not in any other capacity in which Indemnitee rendered service, including service to any related company), then the Indemnitee or his representative shall have executed and delivered to the Indemnitors an undertaking, which need not be secured and shall be accepted without reference to Indemnitee's financial ability to make repayment, by or on behalf of Indemnitee to repay all Expense Advance if and to the extent that it shall ultimately be determined by a final, unappealable decision rendered by a court having jurisdiction over the parties and the question that Indemnitee is not entitled to be indemnified for such Expense Advance under this Agreement or otherwise; (ii) Indemnitee shall give the Indemnitors such information and cooperation as it may reasonably request and as shall be within Indemnitee's power; and (iii) Indemnitee shall furnish, upon request by the Indemnitors and if required under applicable law, a written affirmation of Indemnitee's good faith belief that any applicable standards of conduct have been met by Indemnitee. Indemnitee's entitlement to such Expense Advance shall include those incurred in connection with any proceeding by Indemnitee seeking an adjudication pursuant to this Agreement. In the event that a claim for an Expense Advance is made hereunder and is not paid in full within twenty (20) days after written notice of such claim is delivered to the Indemnitors, Indemnitee may, but need not, at any time thereafter bring suit against any of the Indemnitors to recover the unpaid amount of the claim.

     SECTION 10.  Remedies of Indemnitee in Cases of Determination not to
                  -------------------------------------------------------
                  Indemnify or to Advance Expenses.
                  --------------------------------

     In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 7 and 8, or if expenses are not advanced pursuant to Section 9, Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Delaware or any other court of competent jurisdiction of his entitlement to such indemnification or advance. The Indemnitors shall not oppose Indemnitee's right to seek any such adjudication or any other claim. Such judicial proceeding shall be made de
                                                                              --
novo and Indemnitee shall not be prejudiced by reason of a determination (if so
----
made) that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Section 7 or Section 8 hereof that Indemnitee is entitled to indemnification, the Indemnitors shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Indemnitors further agree to stipulate in any such court that the Indemnitors are bound by all the provisions of this Agreement and are precluded from making any assertion to the contrary. If the court shall determine that Indemnitee is entitled to any indemnification hereunder, the Indemnitors shall pay all reasonable Damages actually incurred by Indemnitee in connection with such adjudication (including, but not limited to, any appellate proceedings).

     SECTION 11.  Other Rights to Indemnification.
                  -------------------------------

     The indemnification and advancement of expenses (including counsel fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the By-laws, provisions of the Certificate, vote of stockholders or Disinterested Directors, provision of law or otherwise.

     SECTION 12.  Counsel Fees and Other Expenses to Enforce Agreement.
                  ----------------------------------------------------

     In the event that Indemnitee is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Indemnitors, and shall be indemnified by the Indemnitors against, any reasonable expenses for counsel fees and disbursements actually and reasonably incurred by him.

     SECTION 13.  Duration of Agreement.
                  ---------------------

     This Agreement shall continue until and terminate upon the later of (a) 10 years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Section 3 or Section 4 of this Agreement or (b) the final termination of all pending or threatened actions, suits, proceedings or investigations with respect to Indemnitee. This Agreement shall be binding upon the Indemnitors and their successors and assigns and shall inure to the benefit of Indemnitee and his spouse, assigns, heirs, devisees, executors, administrators or other legal representatives.

     SECTION 14.  Severability.
                  ------------

     If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     SECTION 15.  Identical Counterparts.
                  ----------------------

     This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

     SECTION 16.  Headings.
                  --------

     The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

     SECTION 17.  Definitions.
                  -----------

     For purposes of this Agreement:

     (a)  "Disinterested Director" shall mean a director of the Indemnitors who
           ----------------------
is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by Indemnitee.

     (b)  "Independent Counsel" shall mean a law firm or a member of a law firm
           -------------------
that neither is presently nor in the past five years has been retained to represent (i) the Indemnitors or Indemnitee in any matter material to either such party or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Indemnitors or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

     SECTION 18.  Modification and Waiver.
                  -----------------------

     No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     SECTION 19.  Mutual Acknowledgment.
                  ---------------------

     The Indemnitors and Indemnitee acknowledge that, in certain instances, federal law or public policy may override applicable state law and prohibit the Indemnitors from indemnifying Indemnitee under this Agreement or otherwise. For example, the Indemnitors and Indemnitee acknowledge that the U.S. Securities and Exchange Commission (the "SEC") has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Furthermore, Indemnitee understands and acknowledges that the Indemnitors have undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Indemnitors's right under public policy to indemnify Indemnitee.

     SECTION 20.  Notice by Indemnitee.
                  --------------------

     Indemnitee agrees promptly to notify the Indemnitors in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification covered hereunder, either civil, criminal or investigative.

     SECTION 21.  Notices.
                  -------

     All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or if (ii) mailed by certified or registered mail with postage prepaid on the third business day after the date on which it is so mailed, to the following addresses:

          (a)  if to Indemnitee:

               c/o The Jordan Company
               9 West 57th Street, Suite 4000
               New York, NY 10019

          (b)  if to any of the Indemnitors:

               c/o Motors and Gears, Inc.
               ArborLake Centre, Suite 550
               1751 Lake Cook Road
               Deerfield, Illinois  60154
               Attention:  President

or to such other address as may have been furnished to Indemnitee by the Indemnitors or to the Indemnitors by Indemnitee, as the case may be.

     SECTION 22.  Other Agreements.
                  ----------------

     This Agreement restates and supersedes, but does not limit or negate, any indemnification, rights or interests of Indemnitee under any prior agreements between the Indemnitors and Indemnitee.

     SECTION 23.  Governing Law.
                  -------------

     The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                   MOTORS AND GEARS HOLDINGS, INC.



                                   By: /s/ Jonathan F. Boucher
                                       -------------------------------
                                       Name:  Jonathan F. Boucher
                                       Title: Vice President



                                   MOTORS AND GEARS, INC.



                                   By: /s/ Jonathan F. Boucher
                                       -------------------------------
                                       Name:  Jonathan F. Boucher
                                       Title: Vice President



                                   MOTORS AND GEARS INDUSTRIES, INC.



                                   By: /s/ Jonathan F. Boucher
                                       -------------------------------
                                       Name:  Jonathan F. Boucher
                                       Title: Vice President

                                    THE NEW IMPERIAL ELECTRIC COMPANY



                                    By: /s/ Jonathan F. Boucher
                                       -------------------------------
                                       Name:  Jonathan F. Boucher
                                       Title: Vice President



                                    NEW GEAR RESEARCH, INC.



                                    By: /s/ Jonathan F. Boucher
                                       -------------------------------
                                       Name:  Jonathan F. Boucher
                                       Title: Vice President



                                    THE NEW SCOTT MOTORS COMPANY



                                    By: /s/ Jonathan F. Boucher
                                       -------------------------------
                                       Name:  Jonathan F. Boucher
                                       Title: Vice President



                                    INDEMNITEE:



                                     /s/ Thomas H. Quinn
                                     -------------------------------
                                     Name:  Thomas H. Quinn